UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

July 22, 2003

COLGATE-PALMOLIVE COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-644-2	13-1815595
(Commission File Number)	(IRS Employer Identification No.)

300 Park Avenue, New York, NY	10022
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code  (212) 310-2000

Total number of sequentially numbered pages in this filing, including exhibits thereto:    13

Item 7.    Financial Statements and Exhibits.

(c)  Exhibits.    The following exhibit is filed with this document:

Exhibit Number	Description
99	Press release, dated July 22, 2003, issued by Colgate-Palmolive Company

Item 9.    Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition).

The following information is being furnished under Item 12 of Form 8-K, “Results of Operations and Financial Condition,” and is included under this Item 9 in accordance with SEC Release Nos. 33-8216; 34-47583.

On July 22, 2003, Colgate-Palmolive Company issued a press release announcing its earnings for the second quarter of 2003. This press release is attached as Exhibit 99 and is incorporated herein by reference.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLGATE-PALMOLIVE COMPANY

Date: July 22, 2003	By:	/S/ STEPHEN C. PATRICK

		Name:	Stephen C. Patrick
		Title:	Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99	Press release, dated July 22, 2003, issued by Colgate-Palmolive Company

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